EXHIBIT 99.1

NEWS RELEASE

For Immediate Release                   Contact:      William W. Sherertz
                                                      President and
                                                      Chief Executive Officer

                                      Telephone:      (503) 220-0988

                         BARRETT BUSINESS SERVICES, INC.
               ANNOUNCES FOURTH QUARTER 2003 OPERATING RESULTS AND
                       SCHEDULES INVESTOR CONFERENCE CALL

      PORTLAND, OREGON, February 5, 2004 - Barrett Business Services, Inc. (Nasdaq trading symbol: BBSI) reported today net income of $1,318,000 for the fourth quarter ended December 31, 2003, an improvement of $2.3 million over a net loss of $993,000 for the fourth quarter of 2002. Diluted income per share for the 2003 fourth quarter was $.22, as compared to a diluted loss per share of $(.17) for the 2002 fourth quarter.

      Net revenues for the fourth quarter ended December 31, 2003 totaled $36.6 million, an increase of approximately $10.9 million or 42.5% over the $25.7 million for the same quarter in 2002. Total net revenues for 2003 amounted to $122.7 million, an increase of 12.3% over 2002.

                                                   (Unaudited)            (Unaudited)
                                              Fourth Quarter Ended        Year Ended
                                                  December 31,            December 31,
                                              ---------------------   ---------------------
          Results of Operations                 2003        2002        2003        2002
-------------------------------------------   ---------   ---------   ---------   ---------
  (in thousands, except per share amounts)
Revenues:
  Staffing services                           $ 23,661    $ 22,561    $ 93,544    $ 96,750
  Professional employer service fees            12,988       3,153      29,177      12,558
                                              ---------   ---------   ---------   ---------
    Total revenues                              36,649      25,714     122,721     109,308
                                              ---------   ---------   ---------   ---------
Cost of revenues:
  Direct payroll costs                          17,482      16,674      69,099      71,515
  Payroll taxes and benefits                     8,545       3,223      22,916      14,062
  Workers' compensation                          3,425       3,364       9,333       8,766
                                              ---------   ---------   ---------   ---------
    Total cost of revenues                      29,452      23,261     101,348      94,343
                                              ---------   ---------   ---------   ---------
Gross margin                                     7,197       2,453      21,373      14,965
Selling, general and administrative expenses     5,139       3,753      17,186      16,008
Depreciation and amortization                      251         280       1,058       1,162
                                              ---------   ---------   ---------   ---------
Income (loss) from operations                    1,807      (1,580)      3,129      (2,205)
Other (expense) income, net                        (18)        (46)       (154)        (40)
                                              ---------   ---------   ---------   ---------
Income (loss) before taxes                       1,789      (1,626)      2,975      (2,245)
Provision for (benefit from) income taxes          471        (633)        890        (892)
                                              ---------   ---------   ---------   ---------
Net income (loss)                             $  1,318    $   (993)   $  2,085    $ (1,353)
                                              =========   =========   =========   =========
Basic income (loss) per share                 $    .23    $   (.17)   $    .36    $   (.23)
                                              =========   =========   =========   =========
Weighted average basic shares outstanding        5,660       5,787       5,690       5,804
                                              =========   =========   =========   =========
Diluted income (loss) per share               $    .22    $   (.17)   $    .35    $   (.23)
                                              =========   =========   =========   =========
Weighted average diluted shares outstanding      6,088       5,787       5,876       5,804
                                              =========   =========   =========   =========


      The Company changed its reporting of PEO revenues from a gross basis to a net basis in 2002 because it was determined that the Company was not the primary obligor for the services provided by employees pursuant to its PEO contracts. The gross revenues and cost of revenues information below,

Barrett Business Services, Inc.
News Release - Fourth Quarter 2003
February 5, 2004


although not in accordance with generally accepted accounting principles ("GAAP"), is presented for comparison purposes and because management believes such information is more informative as to the level of the Company's business activity and more useful in managing its operations.


                                             (Unaudited)                (Unaudited)
                                         Fourth Quarter Ended           Year Ended
($ in thousands)                             December 31,               December 31,
                                         ---------------------     ---------------------
                                           2003        2002          2003        2002
                                         ---------   ---------     ---------   ---------
Revenues:
  Staffing services                      $ 23,661    $ 22,561      $ 93,544    $ 96,750
  Professional employer services           77,366      18,683       173,134      73,952
                                         ---------   ---------     ---------   ---------
    Total revenues                       $101,027    $ 41,244      $266,678    $170,702
                                         ---------   ---------     ---------   ---------
Cost of revenues:
  Direct payroll costs                   $ 80,510    $ 32,204      $210,785    $132,909
  Payroll taxes and benefits                8,545       3,223        22,916      14,062
  Workers' compensation                     4,775       3,364        11,604       8,766
                                         ---------   ---------     ---------   ---------
    Total cost of revenues                 93,830      38,791       245,305     155,737
                                         ---------   ---------     ---------   ---------
Gross margin                             $  7,197    $  2,453      $ 21,373    $ 14,965
                                         =========   =========     =========   =========



      A reconciliation of non-GAAP gross revenues to net revenues is as follows:

For the fourth quarters ended December 31, 2003 and 2002 (in thousands):


                        Gross Revenue                                        Net Revenue
                      Reporting Method           Reclassification          Reporting Method
                    ----------------------    -----------------------   ----------------------
                      2003         2002         2003         2002         2003         2002
                    ---------    ---------    ----------   ----------   ---------    ---------
Revenues:
 Staffing services  $ 23,661     $ 22,561     $      -     $      -     $ 23,661     $ 22,561
 Professional
  employer
  services            77,366       18,683      (64,378)     (15,530)      12,988        3,153
                    ---------    ---------    ----------   ----------   ---------    ---------
   Total revenues   $101,027     $ 41,244     $(64,378)    $(15,530)    $ 36,649     $ 25,714
                    =========    =========    ==========   ==========   =========    =========
Cost of revenues:   $ 93,830     $ 38,791     $(64,378)    $(15,530)    $ 29,452     $ 23,261
                    =========    =========    ==========   ==========   =========    =========

For the years ended December 31, 2003 and 2002 (in thousands):

                        Gross Revenue                                        Net Revenue
                      Reporting Method           Reclassification          Reporting Method
                    ----------------------    -----------------------   ----------------------
                      2003         2002         2003         2002         2003         2002
                    ---------    ---------    ----------   ----------   ---------    ---------
Revenues:
 Staffing services  $ 93,544     $ 96,750    $       -     $      -     $ 93,544     $ 96,750
 Professional
  employer
  services           173,134       73,952     (143,957)      (61,394)     29,177       12,558
                    ---------    ---------    ----------   ----------   ---------    ---------
   Total revenues   $266,678     $170,702    $(143,957)    $ (61,394)   $122,721     $109,308
                    =========    =========    ==========   ==========   =========    =========
Cost of revenues:   $245,305     $155,737    $(143,957)    $ (61,394)   $101,348     $ 94,343
                    =========    =========    ==========   ==========   =========    =========


Barrett Business Services, Inc.
News Release - Fourth Quarter 2003
February 5, 2004

      William W. Sherertz, President and Chief Executive Officer, commented that: "We are very pleased with achieving a new milestone for the Company with $101 million in total gross revenues for the fourth quarter. We believe that the momentum generated by our expanding customer base portends improved operating results in 2004."

      The following summarizes the unaudited balance sheets at December 31, 2003 and December 31, 2002.


($ in thousands)                                             December 31,   December 31,
                                                                 2003           2002
                                                             -------------  -------------
                          Assets
Current assets:
  Cash and cash equivalents                                    $  7,785       $     96
  Income taxes receivable                                             -          1,923
  Trade accounts receivable, net                                 18,381         11,357
  Prepaid expenses and other                                        958          1,040
  Deferred income taxes                                           2,125          2,111
                                                               ---------      ---------
     Total current assets                                        29,249         16,527
Goodwill, net                                                    18,749         18,749
Intangibles, net                                                     13             59
Property, equipment and software, net                             3,367          5,167
Restricted marketable securities and workers' compensation
  deposits                                                        1,647          4,286
Deferred income taxes                                             1,041          1,445
Other assets                                                        436          1,064
                                                               ---------      ---------
                                                               $ 54,502       $ 47,297
                                                               =========      =========

           Liabilities and Stockholders' Equity

Current liabilities:
  Current portion of long-term debt                            $     88       $    434
  Line of credit payable                                              -          3,513
  Income taxes payable                                              297              -
  Accounts payable                                                  727            834
  Accrued payroll, payroll taxes and related benefits            13,881          4,897
  Workers' compensation claims liabilities                        3,555          3,903
  Safety incentives payable                                       2,007            406
  Other accrued liabilities                                         361            305
  Current portion of deferred gain on sale and leaseback            122              -
                                                               ---------      ---------
    Total current liabilities                                    21,038         14,292
Long-term debt, net of current portion                              400            488
Customer deposits                                                   455            443
Long-term workers' compensation claims liabilities                1,031          2,492
Other long-term liabilities                                          45            797
Long-term deferred gain on sale and leaseback                     1,036              -
Stockholders' equity                                             30,497         28,785
                                                               ---------      ---------
                                                               $ 54,502       $ 47,297
                                                               =========      =========


Barrett Business Services, Inc.
News Release - Fourth Quarter 2003
February 5, 2004

      On February 6, 2004 at 9:00 a.m. Pacific Time, William W. Sherertz and Michael D. Mulholland will host an investor telephone conference call to discuss fourth quarter 2003 operating results. To participate in the call, dial
(877)356-3717 shortly before 9:00 a.m. Pacific Time on February 6, 2004. The call identification number is 5399009. A recording of the call will be available beginning February 6, 2004 at 11:00 a.m. and ending February 13, 2004. To listen to the recording, dial (800)642-1687 and enter conference identification code 5399009.

      Barrett Business Services, Inc. is a human resource management company with offices in eight states, which serve customers in approximately 18 states.

      Statements in this release about future events or performance, including earnings expectations for 2004, are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could affect future results include economic conditions in the Company's service areas, the effect of changes in the Company's mix of services on gross margin, future workers' compensation claims experience, collectibility of accounts receivable, and availability of funding for working capital purposes, among others. Other important factors that may affect the Company's future prospects are described in the Company's 2002 Annual Report on Form 10-K. Although forward-looking statements help to provide complete information about the Company, readers should keep in mind that forward-looking statements may be less reliable than historical information. The Company undertakes no obligation to update or revise forward-looking statements in this release to reflect events or changes in circumstances that occur after the date of this release.

                                      #####